Supplement Dated November 24, 2009 to your Prospectus Dated May 1, 2009

Effective March 1, 2010 the following name changes are made to your prospectus:

Old Name:	New Name:

Hartford Global Equity HLS Fund	Hartford Global Research HLS Fund
Hartford MidCap Growth HLS Fund	Hartford Small/Mid Cap Equity HLS Fund

All references to the old name in your prospectus are deleted and replaced with the new name.

This Supplement Should be Retained with your Prospectus for Future Reference

HV-7951